Connect to Health™ Allscripts Investor Presentation – April 2009 Exhibit 99.1

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws.
Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-
looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC
(“MHS”); the integration of MHS with the Company and the possible disruption of current plans and operations as a result thereof; maintaining our intellectual property rights and litigation involving intellectual property rights;
risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2007 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company
undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

1
The Story…
There is Now a Clear Market Leader…
– 150,000 Physicians
– 700 Hospitals
– Top-Rated in All Product Categories
… that is Strong and Stable
– Revenue ~ $700mm
– Electronic Health Records ~ $200mm
– Revenue Cycle Management (Practice Management +
Claims Processing) ~ $400mm
– Health System Solutions ~ $100mm
– Recurring Revenue ~ $400mm
… in a Growing Market
– Market Size ~ $10b
– Growth ~ 15-20% in EHR markets
1 2008 Year-End KLAS Report

U.S HEALTHCARE – REPORT CARD

Uncontrollable Spend	$2.2 Trillion (~ 1/5 of GDP)
Significant Waste	$700 Billion (~ 1/3 of Total Spend)
Unacceptable Quality	98,000 Deaths and 1.5 Million Injuries from Medical Errors, 7,000 Deaths from Medication Errors

Allscripts™

4 The Time is Now…

5 Practice Automation is Critical to the Fix… › Increases the Quality of Care › Takes Costs Out › Increases Reimbursement › Improves Patient Safety › Increases Patient Satisfaction

MEET THE PRESS

CONGRESS OF THE UNITED STATES
CONGRESSIONAL BUDGET OFFICE

CBO

Allscripts™

1
The Path is Clear…
“We're investing in electronic medical records
and other technologies that can drive down
healthcare costs.”
- President Barack Obama
“Cost savings from a mandatory requirement
that Medicare providers adopt and use HIT as
a condition of participating in the Medicare
program…savings total $34 billion over 10
years from physicians and hospitals .”
- CBO
1
Congressional Budget Office – 12/08 – Budget Options Vol. I – Health Care

$19 Billion New Reasons To Adopt NOW
$17 billion
+ $2 billion
= $19 billion
Physician Incentives
Incentive Bonuses from Medicare/Medicaid
HHS Discretionary Funds
Potential Areas Include: Standards Development,
Grants (AHRQ, HRSA, CMS), HIE Infrastructure,
Loans to the States for EHR, Regional HIT
Resource Centers, Telemedicine, Efficacy Studies
HHS = Health and Human Services
AHRQ = Agency for Healthcare Research and Quality
HRSA = Health Resources and Services Administration
CMS = Centers for Medicare and Medicaid Services

8 8
The Time is Now
› Funding is Front Loaded
– $30,000 (close to 70% of the funding) comes in the first two years
› You Need to Demonstrate Meaningful Utilization
– Purchase and Implementation are not enough - you must use it
› Funding is Time Stamped
– Incentives start in 2011, decrease over time and penalties begin in 2015

EHR
Stimulus
Funding
$44,000
over 5 yrs.
+
PQRI
Incentive
$3,000 - $5,000/yr.
estimate
+
ePrescribe
Incentive
$3,000-5,000/yr.
estimate
PQRI = Physician Quality Reporting Initiative
Wealth of Federal Incentives Available
If you start now . . .

› < 20% Physician
Penetration
› < 10% in Smaller
Groups
The Opportunity is Significant
The Electronic
Health Record
Revenue Cycle
Management
› ~10% to 20% of PM
Systems Replaced/Yr.
› Allscripts 3 Largest
Claims Processing
Clearinghouse
+
Significant
Upside
› Lower IT
Penetration than
Any Sector of
Economy
=
All Results in a $10+ Billion Market Opportunity
rd

11 › 150,000 MDs and 700+ Hospitals Across the U.S. › 90,000 MDs without an EHR › ~ $1B Cross-Sell Opportunity A Great Place to Start … Our Client Base

Why Allscripts Wins
› Significant Footprint: 150,000 MDs, 700 Hospitals,
6,000 Post Acute Facilities, 600 Homecare Agencies
› All Sizes and Settings: Ambulatory and Acute,
Primary Care and Specialty, Small to Large
› Diversified Portfolio: Clinical and Business Solutions
› All World-Class: Top Rated Consistently
› Significant Breakthroughs: Innovation Comes Standard
› Real Utilization: Not Just Implementation
› Strong ROI: The Solution That Pays You Back
› Delivering the Next Step: Connect to Health
TM

Connected Physician
Connected EHR
Connected Community

Allscripts

A Comprehensive Portfolio
Includes:
• ePrescribe
• Connect
• Payerpath
• Document Management
For physicians not yet
ready for an EHR
Includes Connected Physician, plus:
Enterprise and/or Professional EHR/ PM with connections
to commercial labs and imaging centers
For physicians ready
to become “Operable”
Includes Connected EHR, plus:
Connections to other physicians, hospital ED Systems, CM systems, HIS systems, Clinical trial systems, CMS reporting, State reporting programs and RHIO’s
For Physicians Ready to “Connect to Health”

14 14
The Time is Now
› Funding is Front Loaded
– $30,000 (close to 70% of the funding) comes in the first two years
› You Need to Demonstrate Meaningful Utilization
– Purchase and Implementation are not enough - you must use it
› Funding is Time Stamped
– Incentives start in 2011, decrease over time and penalties begin in 2015

15 A Simple Approach Get it Certified Get it Connected Get it Cool Get it Sold Get it Used

Allscripts
InnovationTube
2009
Prenatal
Allscripts Remote
That's Why We
Need to Connect
Glucophone
Kiosk

Allscripts

16 16 New Innovations Overview

17 The Allscripts Equation Market Growth/Expansion Opportunity + Market Leadership + Innovation + Financial Stability = Strongest Player in an Expanding Market

18 Financial Overview

2009 Outlook
($ in millions unaudited pro forma)
Fiscal
Fiscal Guidance
2008 2009
Bookings $317.7 N/A
Revenue
$684.2 $675.0 to $680.0
Less: Prepackaged Meds
(1)
(41.9) (40.0)
Clinical Software Revenue $642.3 $635.0 to $640.0
Adjusted Earnings $61.5 $76.0 to $82.0
Less: Prepackaged Meds (3.3) (3.2)
Clinical Software Adjusted Earnings
$58.2 $72.8 to $78.8
Adjusted Earnings Per Share
$0.39 $0.48 to $0.52
Share Count
(2)
151.0 151.0
(1)
Prepackaged Meds revenue is for 12 months as contemplated in original guidance. Proforma Prepackaged
Medications Revenue for the 9 months ended February 2009 was $28.5m.
(2)
Consistent share count presented for comparability purposes.

Non-GAAP Net Income Potential
($ in millions unaudited pro forma)
Fiscal Fiscal
2008 2009
Earnings Before Taxes, as reported $57.5 $96.0 to $106.0
Taxes (Assumed 40% in 09 and 39% in 08) (22.4) ($38.0 to $45.0)
Net Income $35.1 $58.0 to $64.0
Adjustments: (tax adjusted @ 40% in 09 and 39% in 08)
Stock-Based Compensation $5.4 $5.4
Deal-Related Amortization 14.0 12.6
One-Time Costs / Transaction Related Expenses
(1)
8.1 -
Prepackaged Meds (3.3) (3.2)
Physicians Interactive (1.1) -
Total Adjustments $23.1 $14.8
Non GAAP Net Income $58.2 $72.8 to $78.8
Non GAAP Net Income Growth 42% 25% to 35%
(1)
Note Fiscal Year 2009 guidance does not contemplate transaction related costs. Tax affected Transaction Related
Expenses for the 9 months to February 2009 were $19.6m.

Illustrative Revenue Sensitivity Analysis
Four Year Cumulative Penetration Rates
110,000 MDs
20% Assumed EHR Penetration
88,000 Addressable EHR Market
20% 30% 40% 50% 60%
License/Service Fees $165m $248m $330m $410m $495m
Annual Maintenance $20m $30m $40m $50m $60m

Significant and Realizable Synergy Opportunity
›
Cost synergies of $20m+, pre-tax,
expected in first year following
transaction close
– Up to $25m to $30m, pre-tax, in annual
cost savings within the next few years
– Main drivers of cost synergies include:
R&D, Marketing, Sales, Administrative
Functions
›
Revenue synergies from cross-selling
into respective client bases is expected
to be ~$7m+ in FY 2009
›
Increased operating leverage expected
to result in mid teens EPS growth
Projected Cost Synergies
$20m+
$25 - $30m
First Year
Run Rate

Capital Structure
(Shares in millions)
Ownership %
Allscripts Outstanding Shares 63.0 41.7%
Allscripts Shares Issued to Misys PLC 82.9 54.9%
Shares Underlying Remaining Debentures 2.5 1.7%
"In the Money" Options 2.4 1.6%
Unvested Restricted Stock Units 0.3 0.2%
Outstanding Equity as of Closing 151.1 100.0%
Estimated Number of RSU Grants in FY 2009

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The Time is NOW

The Choice is Allscripts

Allscripts

24 Summary a complete portfolio of solutions… for practices in all sizes/areas… a footprint of 1 of 3 MDs in the U.S. Products Target Client Base